Exhibit (b)
CERTIFICATION OF CEO AND CFO PURSUANT TO
18 U.S.C. 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Certified Shareholder Report on Form N-CSR of FS Credit Opportunities Corp. (the “Fund”) for the six months ended June 30, 2026, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Form N-CSR”), Michael C. Forman, as Principal Executive Officer of the Fund, and William Goebel, as Principal Financial Officer of the Fund, each hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:
•The Form N-CSR fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

•The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: August 25, 2026

/s/ MICHAEL C. FORMAN
Michael C. Forman
President & Chief Executive Officer
(Principal Executive Officer)

/s/ WILLIAM GOEBEL
William Goebel
Chief Financial Officer & Treasurer
(Principal Financial Officer)